U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 30, 2009

BRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14306	94-1722214
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

525 Market Street, 4th Floor, San Francisco, California 94105-2712

(Address of principal executive offices) (Zip code)

(415) 445-6530

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On July 30, 2009, BRE Properties, Inc. (the “Company”) issued a press release announcing that the Company’s board of directors has approved a reduction in the quarterly common dividend to $0.375 from $0.5625 per share for the third and fourth quarters of 2009. The quarterly common dividend payment of $0.375 is equivalent to $1.50 per common share on an annualized basis. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated July 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc.

Date: July 30, 2009	By:	/s/ Kerry Fanwick
	Name:	Kerry Fanwick
	Its:	Executive Vice President and General Counsel